xxxxx xx, xxxx
Date of Grant

DIAGNOSTIC PRODUCTS CORPORATION
1997 STOCK OPTION PLAN
INCENTIVE STOCK OPTION AGREEMENT

DIAGNOSTIC PRODUCTS CORPORATION (the “Corporation”) hereby grants to         (the “Optionee”), pursuant to the 1997 Stock Option Plan (the “Plan”), an incentive option to purchase            shares of Common Stock, without par value, of the Corporation at a price of $                   per share (the “Option”). This Agreement is specifically subject to and governed by all of the terms and conditions of the Plan, as from time to time amended, with the same force and effect as if fully set forth herein. Capitalized terms which have not been defined herein shall have the meanings given them in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall govern. A copy of the plan is available for inspection at the Corporation’s executive office.

1. Exercise and Expiration of Option.

This Option may be exercised in whole or in part (but not for less than ten shares unless a lesser number of shares represents the entire remaining unexercised balance of the Option) by written notice delivered to the Corporation at its principal office specifying the number of shares as to which the Option is being exercised, accompanied by payment of the purchase price in a manner approved by the Stock Option Committee, together with the amount of any applicable Federal, State or Local taxes which the Committee determines are due in connection with the exercise of this Option. Unless earlier terminated pursuant to Section 4 hereof or Section 16(b) of the Plan, this Option shall expire on            and shall be exercisable as follows:

     exercise terms

A certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons who exercise this Option. In the event such person or persons are the transferee(s) of the Optionee by will or by the laws of descent and distribution, such notice shall be accompanied by appropriate proof of the right of such transferee(s) to exercise this Option.

2. Non-transferability.

This Option is not transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution and is exercisable during his lifetime only by the Optionee.

3. Continuance of Employment.

This Option shall not confer upon Optionee any right to remain an Employee of the Corporation or a Subsidiary to which he is not otherwise entitled, nor shall it have any bearing on his rate of compensation.

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4. Termination of Employment, Disability or Death.

In the event the Optionee ceases to be an Employee prior to the expiration of this Option as set forth in Section 1, this Option may be exercised only to the extent that the Option is exercisable pursuant to Section 1 hereof on the date the Optionee ceases to be an Employee as follows:

(a) Termination. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary for any reason (other than death or disability), the Optionee may exercise this Option until the earlier of three months after the date he ceased to be an Employee or the expiration of the Option.

(b) Permanent Disability. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary by reason of Permanent Disability, the Optionee may exercise this Option until the earlier of twelve months after the date he ceased to be an Employee due to Permanent Disability or the expiration of this Option.

(c) Death. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary due to his death during such employment or within three months after termination of such employment, this Option may be exercised until the earlier of one year after the date of death or the expiration of this Option by the person or persons entitled hereto under the Optionee’s will or under the laws of descent and distribution.

5. Adjustments.

The shares subject to this Option and the purchase price per share provided for herein shall be subject to adjustment as provided in the Plan.

6. Insider Trading.

The Stock Option Committee shall have the right in its sole and absolute discretion to terminate and cancel this Option, or any portion hereof, on written notice to the Optionee upon a determination by the Board of Directors that the Optionee has violated the Company’s policies with respect to insider trading. The Board’s determination shall be final and binding on Optionee.

DIAGNOSTIC PRODUCTS CORPORATION

By

Chief Executive Officer and President

ACCEPTED AND AGREED TO:

Optionee

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xxxxx xx, xxxx
Date of Grant

DIAGNOSTIC PRODUCTS CORPORATION
1997 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT

DIAGNOSTIC PRODUCTS CORPORATION (the “Corporation”) hereby grants to             (the “Optionee”), pursuant to the 1997 Stock Option Plan (the “Plan”), a non-qualified option to purchase            shares of Common Stock, without par value, of the Corporation at a price of $            per share (the “Option”). This Agreement is specifically subject to and governed by all of the terms and conditions of the Plan, as from time to time amended, with the same force and effect as if fully set forth herein. Capitalized terms, which have not been defined herein, shall have the meanings given them in the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall govern. A copy of the plan is available for inspection at the Corporation’s executive office.

1. Exercise and Expiration of Option.

This Option may be exercised in whole or in part (but not for less than ten shares unless a lesser number of shares represents the entire remaining unexercised balance of the Option) by written notice delivered to the Corporation at its principal office specifying the number of shares as to which the Option is being exercised, accompanied by payment of the purchase price in a manner approved by the Stock Option Committee, together with the amount of any applicable Federal, state or local taxes which the Committee determines are due in connection with the exercise of this Option. Unless earlier terminated pursuant to Section 4 hereof or Section 16(b) of the Plan, this Option shall expire on            and shall be exercisable as follows:

     exercise terms

A certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons who exercise this Option. In the event such person or persons are the transferee(s) of the Optionee by will or by the laws of descent and distribution, such notice shall be accompanied by appropriate proof of the right of such transferee(s) to exercise this Option.

2. Non-transferability.

This Option is not transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution and is exercisable during his lifetime only by the Optionee.

3. Continuance of Employment.

This Option shall not confer upon Optionee any right to remain an Employee of the Corporation or a Subsidiary to which he is not otherwise entitled, nor shall it have any bearing on his rate of compensation.

4. Termination of Employment, Disability or Death.

In the event the Optionee ceases to be an Employee prior to the expiration of this Option as set forth in Section 1, this Option may be exercised only to the extent

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that the Option is exercisable pursuant to Section 1 hereof on the date the Optionee ceases to be an Employee as follows:

(a) Termination. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary for any reason (other than death or disability), the Optionee may exercise this Option until the earlier of three months after the date he ceased to be an Employee or the expiration of the Option.

(b) Permanent Disability. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary by reason of Permanent Disability, the Optionee may exercise this Option until the earlier of twelve months after the date he ceased to be an Employee due to Permanent Disability or the expiration of this Option.

(c)	Death. If the Optionee ceases to be an Employee of the Corporation or a Subsidiary due to his death during such employment or within three months after termination of such employment, this Option may be exercised until the earlier of one year after the date of death or the expiration of this Option by the person or persons entitled hereto under the Optionee’s will or under the laws of descent and distribution.

5. Adjustments.

The shares subject to this Option and the purchase price per share provided for herein shall be subject to adjustment as provided in the Plan.

6. Insider Trading.

The Stock Option Committee shall have the right in its sole and absolute discretion to terminate and cancel this Option, or any portion hereof, on written notice to the Optionee upon a determination by the Board of Directors that the Optionee has violated the Company’s policies with respect to insider trading. The Board’s determination shall be final and binding on Optionee.

DIAGNOSTIC PRODUCTS CORPORATION

By

President and CEO

ACCEPTED AND AGREED TO:

Optionee

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